UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 30, 2010

                               NOVAGEN SOLAR INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-149617
                            (Commission File Number)

                                   98-0471927
                       (IRS Employer Identification No.)

          3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO    M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (647) 456-9521
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 30, 2010, Mr. Gary MacDonald resigned as a director of Novagen Solar Inc. Mr. MacDonald advised the Company that he was resigning from his position as a director for personal reasons and not because of any disagreement with the Company or its management. The Board of Directors accepted Mr. MacDonald's resignation effective as of April 30, 2010.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.


/s/ Thomas Mills
Thomas Mills, President & CEO
Date: April 30, 2010